THE ADVISORS' INNER CIRCLE FUND (THE "TRUST")

                       ACADIAN EMERGING MARKETS DEBT FUND
                ACADIAN EMERGING MARKETS PORTFOLIO (THE "FUNDS")

                      Supplement dated September 18, 2013
     to the Institutional Class Shares Prospectus dated March 1, 2013 (the
                                 "Prospectus")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

Effective as of October 1, 2013, the Board of Trustees of the Trust has approved a reduction in the redemption fee holding period for each Fund from 90 days to 30 days. Accordingly, the Prospectus is amended and supplemented as follows:

     1. In each Fund's "Fund Fees and Expenses" section, the "Shareholder Fees" table on page 1 for the Acadian Emerging Markets Debt Fund and page 12 for the Acadian Emerging Markets Portfolio is hereby deleted and replaced with the following:

REDEMPTION FEE
--------------------------------------------------------------------------------
As a percentage of amount redeemed, if redeemed
within 30 days of purchase                                                 2.00%

     2. On page 24, in the "Investing with the Funds" section, the first paragraph in the "Exchanging Shares" sub-section is hereby deleted and replaced with the following:

At no charge, you may exchange shares of one Acadian Fund for shares of another Acadian Fund by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses). If shares of an Acadian Fund have been held for less than 30 days, the Fund will deduct a redemption fee of 2.00% on exchanged shares.

     3. On page 27, in the "Investing with the Funds" section, the first paragraph under the heading "Redemption Fee" in the "Transaction Policies" sub-section is hereby deleted and replaced with the following:

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, each Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 30 days. The redemption fee is deducted from a Fund's sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

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     4.   On page 30, in the "Investing with the Funds" section, the second bullet point of the third paragraph under the heading "Excessive Trading Policies and Procedures" in the "Account Policies" sub-section is hereby deleted and replaced with the following:

     o Each Fund assesses a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 30 days (subject to certain exceptions as discussed in "Redemption Fee").

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


                                                                 ACA-SK-018-0100